UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2010

XL GROUP
Public Limited Company
(Exact Name of Registrant as Specified in its Charter)

Ireland	1-10804	98-0665416
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

No. 1 Hatch Street Upper, 4th Floor, Dublin, Ireland		2
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: +353 (1) 405-2033

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

XL Group Ltd.
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	1-10804	98-0191089
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

XL House, One Bermudiana Road, Hamilton, Bermuda		HM08
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 292-8515

XL Capital Ltd
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background

At 1:01 a.m., Bermuda time, on July 1, 2010 (the “Effective Time”), XL Group plc, an Irish public limited company (“XL-Ireland”), and XL Group Ltd. (formerly known as XL Capital Ltd), a Cayman Islands exempted company (“XL-Cayman”), completed their previously disclosed scheme of arrangement under Cayman Islands law (the “Scheme of Arrangement”) that effected a transaction (the “Redomestication”) that resulted in the Class A ordinary shareholders of XL-Cayman becoming ordinary shareholders of XL-Ireland and XL-Cayman becoming a subsidiary of XL-Ireland, and in accordance with the Scheme of Arrangement, the following steps occurred effectively simultaneously at the Effective Time:

     1. all XL-Cayman Class A ordinary shares outstanding immediately prior to the Effective Time were transferred to XL-Ireland;

     2. in consideration therefor, XL-Ireland (i) issued ordinary shares of XL-Ireland (on a one-for-one basis) to the holders of whole XL-Cayman Class A ordinary shares that were transferred to XL-Ireland and (ii) will pay to the holders of fractional Class A ordinary shares of XL-Cayman an amount in cash for their fractional ordinary shares based on the average of the high and low trading prices of the XL-Cayman Class A ordinary shares on the New York Stock Exchange, Inc. (the “NYSE”) on June 30, 2010; and

     3. all XL-Ireland shares in issue prior to the Effective Time (which were held solely by XL-Cayman and certain of its subsidiaries) were redeemed by XL-Ireland at nominal value and cancelled.

Prior to the Redomestication, the XL-Cayman Class A ordinary shares were listed on the NYSE under the symbol “XL” and registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In connection with the Redomestication, XL-Cayman requested that the NYSE file with the SEC an application on Form 25 to strike the XL-Cayman Class A ordinary shares from listing on the NYSE and the XL-Cayman Class A ordinary shares from registration under Section 12(b) of the Exchange Act. XL-Cayman expects to file a Form 15 with the SEC to terminate the registration of the XL-Cayman Class A ordinary shares under Section 12(g) of the Exchange Act and to suspend its duty under Section 15(d) of the Exchange Act to file reports required by Section 13(a) of the Exchange Act with respect to the XL-Cayman Class A ordinary shares.

The XL-Ireland ordinary shares are deemed registered under Section 12(b) of the Exchange Act pursuant to Rule 12g-3(a) under the Exchange Act. The issuance of the ordinary shares by XL-Ireland in the Redomestication was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), under Section 3(a)(10) of the Securities Act. The XL-Ireland ordinary shares will begin trading on the NYSE under the symbol “XL,” the same symbol under which the XL-Cayman Class A ordinary shares previously traded, at the opening of the NYSE on July 1, 2010. The XL-Ireland ordinary shares also will begin trading on the Bermuda Stock Exchange in place of the XL-Cayman Class A ordinary shares at the opening of the Bermuda Stock Exchange on July 1, 2010.

In addition, on July 1, 2010, XL Capital Ltd changed its name to XL Group Ltd.

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the Redomestication (as defined above), XL-Ireland and XL-Cayman, as the case may be, entered into the following agreements:

Supplemental ESU Agreements

As of June 30, 2010, XL-Ireland and XL-Cayman entered into the First Supplement (the “PCA Supplement”) to the Purchase Contract Agreement, dated as of August 5, 2008 (the “Purchase Contract Agreement”), between XL-Cayman and The Bank of New York Mellon, as purchase contract agent and attorney-in-fact for the holders of XL-Cayman’s 10.75% Equity Security Units (the “ESUs”). The PCA Supplement provides for, among other things, (i) the assumption of XL-Cayman’s obligations under the Purchase Contract Agreement and the forward purchase contracts underlying the ESUs (the “Contracts”) by XL Company Switzerland GmbH, a Swiss limited liability company and a wholly owned direct subsidiary of XL-Cayman and, following completion of the Redomestication, a wholly owned indirect subsidiary of XL-Ireland (“XL-Switzerland”), (ii) a guarantee of XL-Switzerland’s obligations under the Purchase Contract Agreement and the Contracts by XL-Cayman, (iii) a guarantee by XL-Ireland of XL-Switzerland’s obligations to make payments on the Contracts and deliver shares pursuant to the terms of the Purchase Contract Agreement and the Contracts and of XL Cayman’s obligations under the Purchase Contract Agreement and the Contracts and (iv) ordinary shares of XL-Ireland to be delivered in place of Class A ordinary shares of XL-Cayman upon settlement of the Contracts. A copy of the PCA Supplement is filed herewith as Exhibit 4.1 and is incorporated by reference into this Item 1.01, and the foregoing information is qualified in its entirety by reference to Exhibit 4.1.

As of June 30, 2010, XL-Cayman entered into the First Amendment (the “Pledge Amendment”) to the Pledge Agreement, dated as of August 5, 2008 (the “Pledge Agreement”), between XL-Cayman and The Bank of New York Mellon, as collateral agent, custodial agent, securities intermediary, purchase contract agent and attorney-in-fact for the holders of the ESUs from time to time. The Pledge Amendment provides for, among other things, (i) the assumption of XL-Cayman’s obligations under the Pledge Agreement by XL-Switzerland and (ii) XL-Cayman to be held jointly and severally liable for any and all obligations of XL-Switzerland under the Pledge Agreement. A copy of the Pledge Amendment is filed herewith as Exhibit 4.2 and is incorporated by reference into this Item 1.01, and the foregoing information is qualified in its entirety by reference to Exhibit 4.2.

As of June 30, 2010, XL-Ireland and XL-Cayman entered into the Sixth Supplemental Indenture (the “Sixth Supplemental Indenture”) to the Indenture, dated as of June 2, 2004 (the “Base Indenture”), between XL-Cayman and The Bank of New York, as trustee, as supplemented by the Fifth Supplemental Indenture, dated as of August 5, 2008 (the “Fifth Supplemental Indenture”), between XL-Cayman and The Bank of New York Mellon (as successor to The Bank of New York), as trustee. The Sixth Supplemental Indenture provides for, among other things, a guarantee of XL-Cayman’s obligations under the Indenture, the Fifth Supplemental Indenture and the 8.25% Senior Notes due 2021 issued pursuant thereto by XL-Ireland. A copy of the Sixth Supplemental Indenture is filed herewith as Exhibit 4.3 and is incorporated by reference into this Item 1.01, and the foregoing information is qualified in its entirety by reference to Exhibit 4.3.

Supplemental XLCFE Notes Indenture

On June 30, 2010, XL-Cayman entered into the Supplemental Indenture (the “XLCFE Supplemental Indenture”) to the Indenture (the “XLCFE Indenture”), dated as of January 10, 2002, by and among XL Capital Finance (Europe) plc (“XLCFE”), XL-Cayman and State Street Bank and Trust Company. The XLCFE Supplemental Indenture provides for, among other things, the assumption of XL-Cayman’s obligations under the guarantee of XLCFE’s obligations under the XLCFE Indenture and the securities issued pursuant thereto by XL-Switzerland. A copy of the XLCFE Supplemental Indenture is filed herewith as Exhibit 4.4 and is incorporated by reference into this Item 1.01, and the foregoing information is qualified in its entirety by reference to Exhibit 4.4.

Employment Agreements

The information under the heading “Employment Agreements” in Item 5.02 of this Form 8-K is incorporated by reference into this Item 1.01.

Indemnification Agreements and Deed Poll Indemnity

The information under the heading “Indemnification Agreements and Deed Poll Indemnity” in Item 5.02 of this Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

ESUs

The information under the heading “Supplemental ESU Agreements” in Item 1.01 of this Form 8-K with respect to XL-Ireland and XL-Cayman is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

As described above under the heading “Background,” on July 1, 2010, pursuant to the Redomestication, XL-Ireland issued ordinary shares of XL-Ireland (on a one-for-one basis) to the holders of whole XL-Cayman Class A ordinary shares that were transferred to XL-Ireland, resulting in the issuance of approximately 342.0 million XL-Ireland ordinary shares. The terms and conditions of the issuance and exchange of the securities were sanctioned by the Grand Court of the Cayman Islands on May 20, 2010, after a hearing upon the fairness of such terms and conditions at which all XL-Cayman Class A ordinary shareholders had a right to appear and of which adequate notice had been given. The issuance was exempt from the registration requirements of the Securities Act by virtue of Section 3(a)(10) thereunder.

Item 3.03. Material Modification to Rights of Security Holders.

Ordinary Shares

The information above under the heading “Background” is incorporated by reference into this Item 3.03. In connection with the Redomestication, effective as of July 1, 2010, XL-Ireland adopted a new memorandum and articles of association, the form of which was included in XL-Cayman’s Definitive Proxy Statement on Schedule 14A filed with the SEC on March 10, 2010 and mailed to XL-Cayman Class A ordinary shareholders on or about March 11, 2010 (the “Redomestication Proxy Statement”). The description of the rights of holders of XL-Ireland ordinary shares and the comparison thereof to the rights of holders of XL-Cayman Class A ordinary shares included under the headings “Description of XL Group plc Shares” and “Comparison of Rights of Shareholders and Powers of the Board of Directors” in the Redomestication Proxy Statement are incorporated by reference into this Item 3.03. A copy of XL-Ireland’s memorandum and articles of association is filed herewith as Exhibit 3.1 and is incorporated by reference into this Item 3.03, and the foregoing information is qualified in its entirety by reference to Exhibit 3.1. A specimen of the share certificate evidencing ordinary shares of XL-Ireland is filed herewith as Exhibit 4.5.

ESUs

The information under the heading “Supplemental ESU Agreements” in Item 1.01 of this Form 8-K with respect to XL-Ireland and XL-Cayman is incorporated by reference into this Item 3.03.

XLCFE Notes

The information under the heading “Supplemental XLCFE Notes Indenture” in Item 1.01 of this Form 8-K with respect to XL-Cayman is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information above under the heading “Background” with respect to XL-Cayman is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Executives

As previously announced in XL-Cayman’s Current Report on Form 8-K filed on April 30, 2010, as of July 1, 2010, following completion of the Redomestication, the directors and executive officers of XL-Cayman immediately prior to the completion of the Redomestication became the directors and executive officers of XL-Ireland. XL-Ireland’s Class I directors (which will be subject to an election at the 2011 annual general meeting of XL-Ireland) are Herbert N. Haag, Michael S. McGavick, Ellen E. Thrower and John M. Vereker, XL-Ireland’s Class II directors (which will be subject to an election at the 2012 annual general meeting of XL-Ireland) are Dale R. Comey, Robert R. Glauber and G. Thompson Hutton and XL-Ireland’s Class III directors (which will be subject to an election at the 2013 annual general meeting of XL-Ireland) are Joseph Mauriello, Eugene M. McQuade and Clayton S. Rose. In addition, as of July 1, 2010, following completion of the Redomestication, XL-Ireland’s Board of Directors

replicated the committees of the Board of Directors that previously were in place for XL-Cayman, which consist of an Audit Committee; a Management Development and Compensation Committee; a Finance Committee; a Nominating, Governance and External Affairs Committee; and a Special Committee on Enterprise Risk Management.

Indemnification Agreements and Deed Poll Indemnity

In connection with, and effective upon, the completion of the Redomestication, XL-Cayman entered into indemnification agreements substantially in the form filed herewith as Exhibit 10.1 (each, an “Indemnification Agreement”) with each of the directors and the corporate secretary of XL-Ireland and a deed poll indemnity filed herewith as Exhibit 10.2 (the “Deed Poll”) as to other executives, directors and employees of XL-Ireland (and its subsidiaries) who have not entered into an Indemnification Agreement. The Indemnification Agreements and Deed Poll provide that XL-Cayman will indemnify the indemnitees to the fullest extent permitted by Cayman Islands law against claims related to each indemnitee’s service to (or at the request of) XL-Ireland, except in certain circumstances, including (i) where payment is actually made or then due (A) by XL-Ireland in its discretion, (B) under an insurance policy, (C) pursuant to an agreement between indemnitee and XL-Ireland, XL-Cayman or other entity served by indemnitee at the request of XL-Ireland or (D) under the governing documents of XL-Ireland, XL-Cayman or other entity served by indemnitee at the request of XL-Ireland; or (ii) in connection with a proceeding initiated by indemnitee, unless such proceeding was authorized by the XL-Ireland Board of Directors or falls within certain limited exceptions specifically provided for in the Indemnification Agreements; or (iii) in connection with a proceeding brought by or in the name of XL-Ireland, where the indemnitee is found, in a final and non-appealable judgment of a court of competent jurisdiction, to be liable for willful neglect or willful default in the performance of the indemnitee’s duty, unless a court of competent jurisdiction determines that the indemnitee is fairly and reasonably entitled to such payment. The Indemnification Agreements and Deed Poll also provide that any and all indemnifiable expenses shall, if so requested by the indemnitee, be advanced promptly as they are incurred, provided that the indemnitee must repay any such expense advance if it is determined in a final and non-appealable judgment of a court of competent jurisdiction that the indemnitee is not entitled to be indemnified against such expenses. Prior to seeking an indemnification payment or expense advance under the Indemnification Agreements, an indemnitee must request that XL-Ireland consider in its discretion whether to make such indemnification payment or expense advance. In the event an indemnification or expense advance (or an undertaking to provide such indemnification or advance) is not received from XL-Ireland within 5 business days of such request, the indemnitees will be eligible to receive such indemnification or expense advance from XL-Cayman pursuant to the terms of the Indemnification Agreement.

Copies of the form of Indemnification Agreement and the Deed Poll are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated into this Item 5.02 by reference. The foregoing summary of the Indemnification Agreements and Deed Poll is qualified in its entirety by reference to Exhibit 10.1 and Exhibit 10.2.

Employee Stock Plans and Awards

In connection with, and effective upon, the completion of the Redomestication, XL-Ireland assumed the existing liabilities, obligations and duties of XL-Cayman under the NAC Re Corp. 1989 Stock Option Plan (the “1989 Plan”), the XL Capital Amended and Restated 1991 Performance Incentive Program (the “1991 Program”), the XL Capital 1999 Performance Incentive Program for Employees (the “1999 Program”), the XL Capital Ltd Directors Stock & Option Plan (the “Directors Plan”), the XL Capital Ltd 2009 Cash Long-term Program (the “2009 Program”), the XL Capital Supplemental Deferred Compensation Plan (the “DC Plan,” and together with the 1989 Plan, 1991 Program, the 1999 Program, the Directors Plan and the 2009 Program, the “Programs”). Furthermore, in connection with, and effective upon, the completion of the Redomestication, the Programs have been amended by XL-Cayman, among other things, (i) to provide that XL-Ireland and its Board of Directors will succeed to all powers, authorities and obligations of XL-Cayman and its Board of Directors under each Program, (ii) to provide that the securities to be issued pursuant to each Program will consist of ordinary shares of XL-Ireland and (iii) otherwise to reflect the completion of the Redomestication.

Employment Agreements

In connection with, and effective upon, the completion of the Redomestication, XL-Ireland assumed the existing liabilities, obligations and duties of XL-Cayman under the employment agreements by and between XL-Cayman and each of the following named executive officers: Michael S. McGavick, Irene M. Esteves, Sarah E. Street, David B. Duclos and James H. Vegthe.

Item 8.01. Other Events.

Upon the effectiveness of the Redomestication, the CUSIP number for the ordinary shares of XL-Ireland issued in place of the Class A ordinary shares of XL-Cayman will be G98290 102, and the CUSIP number for the ESUs will be H9709Y 102.

On July 1, 2010, XL-Ireland issued a press release announcing the completion of the Redomestication. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

The information under the heading “Background” in this Form 8-K is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed herewith:

3.1: Memorandum and Articles of Association of XL Group plc

3.2: Certificate of Incorporation of XL Group plc

4.1: First Supplement to the Purchase Contract Agreement, dated as of June 30, 2010, by and among XL Group plc, XL Capital Ltd, XL Company Switzerland GmbH and The Bank of New York Mellon

4.2: First Amendment to the Pledge Agreement, dated as of June 30, 2010, by and among XL Capital Ltd, XL Company Switzerland GmbH and The Bank of New York Mellon

4.3: Sixth Supplemental Indenture, dated as of June 30, 2010, by and among XL Group plc, XL Capital Ltd and The Bank of New York Mellon

4.4: Supplemental Indenture, dated as of June 30, 2010, by and among XL Capital Ltd, XL Company Switzerland GmbH and U.S. Bank National Association (as successor to State Street Bank and Trust Company)

4.5: Specimen Share Certificate (evidencing the ordinary shares of XL Group plc)

10.1: Form of Indemnification Agreement between XL Capital Ltd and each of the directors of and the corporate secretary of XL Group plc

10.2: Deed Poll of XL Capital Ltd

99.1: Press Release (“XL Group plc Completes Redomestication to Ireland and Name Change”) dated July 1, 2010

99.2 “Description of XL Group plc Shares” and “Comparison of Rights of Shareholders and Powers of the Board of Directors” (Incorporated by reference to the sections so entitled of XL Capital Ltd’s Proxy Statement on Schedule 14A filed on March 10, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XL Group plc

July 1, 2010	By:	/s/ Kirstin R. Gould
Kirstin R. Gould
Title: Secretary and General Counsel

XL Group Ltd.

July 1, 2010	By:	/s/ Kirstin R. Gould
Kirstin R. Gould
Title: Secretary and General Counsel

Exhibit Index

Exhibit No.	Description

3.1	Memorandum and Articles of Association of XL Group plc

3.2	Certificate of Incorporation of XL Group plc

4.1	First Supplement to the Purchase Contract Agreement, dated as of June 30, 2010, by and among XL Group plc, XL Capital Ltd, XL Company Switzerland GmbH and The Bank of New York Mellon

4.2	First Amendment to the Pledge Agreement, dated as of June 30, 2010, by and among XL Capital Ltd, XL Company Switzerland GmbH and The Bank of New York Mellon

4.3	Sixth Supplemental Indenture, dated as of June 30, 2010, by and among XL Group plc, XL Capital Ltd and The Bank of New York Mellon

4.4	Supplemental Indenture, dated as of June 30, 2010, by and among XL Capital Ltd, XL Company Switzerland GmbH and U.S. Bank National Association (as successor to State Street Bank and Trust Company)

4.5	Specimen Share Certificate (evidencing the ordinary shares of XL Group plc)

10.1	Form of Indemnification Agreement between XL Capital Ltd and each of the directors of and the corporate secretary of XL Group plc

10.2	Deed Poll of XL Capital Ltd

99.1	Press Release (“XL Group plc Completes Redomestication to Ireland and Name Change”) dated July 1, 2010

99.2	“Description of XL Group plc Shares” and “Comparison of Rights of Shareholders and Powers of the Board of Directors” (Incorporated by reference to the sections so entitled of XL Capital Ltd’s Proxy Statement on Schedule 14A filed on March 10, 2010)